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                                                                   EXHIBIT 10.13
                           California Chapters of the

                Society of Industrial and Office Realtors, Inc.

                          INDUSTRIAL REAL ESTATE LEASE
                            (SINGLE-TENANT FACILITY)


ARTICLE ONE: BASIC TERMS

This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.


Section 1.01. DATE OF LEASE:         December 14, 1998
                            ---------------------------------------------------

Section 1.02. LANDLORD (include legal entity):  Panattoni Development Company, or Assignee
                                             ----------------------------------
Address of Landlord:                           8401 Jackson Road
                    -----------------------------------------------------------
                                               Sacramento, CA 95826
-------------------------------------------------------------------------------

Section 1.03. TENANT (include legal entity):   Amazon.com, Inc.
                                             ----------------------------------
Address of Tenant:                             1516 Second Avenue
                                               Seattle, WA 98101
                  -------------------------------------------------------------
                                               ATTN: General Counsel
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Section 1.04. PROPERTY: (include street address, approximate square footage and description) An approximately 322,560 square foot facility located on a 35 acre parcel at 1600 East Newlands Drive in the Nevada Pacific Industrial Park in Fernley, Nevada. A legal description of the property has been attached as Exhibit "A"

Section 1.05. LEASE TERM: 10 years 0 months beginning on (see paragraph 3 of the addendum) or such other date as is specified in this Lease, and ending on (see paragraph 3 of the addendum)

Section 1.06. PERMITTED USES: (See Article Five) warehouse, distribution, office and other such uses as permitted by code and applicable state and local regulations

Section 1.07. TENANT'S GUARANTOR: (If none, so state) None
                                                     ------

Section 1.08. BROKERS: (See Article Fourteen) (If none, so state)
Landlord's Broker: Wilma Warshak - Colliers International
Tenant's Broker:   Wilma Warshak - Colliers International and Commercial
                   Properties of Nevada, Inc.

Section 1.09. COMMISSION PAYABLE TO LANDLORD'S BROKER: (See Article Fourteen)
                                                       $ per separate agreement
                                                       ------------------------

Section 1.10. INITIAL SECURITY DEPOSIT: (See Section 3.03)
                                        $ See Addendum to Lease, Paragraph 2
                                        ------------------------------------

Section 1.11. VEHICLE PARKING SPACES ALLOCATED TO TENANT:  per site plan

Section 1.12. RENT AND OTHER CHARGES PAYABLE BY TENANT:

(a) BASE RENT: or (ii) See Addendum to Lease, Paragraph 1. (If (ii) is completed, then (i) and Section 3.02 are inapplicable.)

(b) OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02); (ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04); (iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six). The monthly per square foot "triple net" expenses are estimated to be as follows: a) property taxes - $.032, b) property insurance - $.005, c) maintenance - $.01, and d) property management (1.5%) - $.006.

Section 1.13. LANDLORD'S SHARE OF PROFIT ON ASSIGNMENT OR SUBLEASE: (See
Section 9.05) Fifty percent (50%) of the Profit (the "Landlord's share").

Section 1.14. RIDERS: The following Riders are attached to and made a part of this Lease: (If none, so state) Addendum to Lease
                                -----------------

                                Exhibit A - Site Plan/Legal Description
                                ---------------------------------------
                                Hazardous Materials Rider
                                -------------------------

NOTE: The language in this Lease is based on the SIOR Format and has been modified throughout per mutual agreement of Landlord and Tenant.

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ARTICLE TWO: LEASE TERM

Section 2.01. LEASE OF PROPERTY FOR LEASE TERM. Landlord leases the Property to Tenant and tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

Section 2.02. DELAY IN COMMENCEMENT. SEE PARAGRAPH 3 OF THE ADDENDUM. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease, except as set forth in paragraph 3 of the addendum; and except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

Section 2.03. EARLY OCCUPANCY. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

Section 2.04. HOLDING OVER. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by Twenty-five percent (25%).

ARTICLE THREE: BASE RENT

Section 3.01. TIME AND MANNER OF PAYMENT. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

Section 3.02. COST OF LIVING INCREASES.

Section 3.03. SECURITY DEPOSIT; INCREASES.

  (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenants failure to do so shall be a material default under this Lease. No interest shall be paid on the Security.


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Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

Section 3.04. TERMINATION; ADVANCE PAYMENTS. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

Section 4.01. ADDITIONAL RENT. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

Section 4.02. PROPERTY TAXES.

     (a) REAL PROPERTY TAXES. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes. Within such ten (10) -day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

     (b) DEFINITION OF "REAL PROPERTY TAX." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) JOINT ASSESSMENT. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d) PERSONAL PROPERTY TAXES.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen
(15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (c) TENANT'S RIGHT TO CONTEST TAXES. Tenant may attempt to have the assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding.

Section 4.03. UTILITIES. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.


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Section 4.04. INSURANCE POLICIES.
     (a) LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be One Million Dollars ($1,000,000) per occurrence and shall be subject to periodic increase (not more than once every two years) based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and
(iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) PROPERTY AND RENTAL INCOME INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04, in an amount not to exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) PAYMENT OF PREMIUMS. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect and containing such other information which Landlord reasonably requires. Tenant shall have the right to obtain competitive bids for all insurance to be paid by Tenant (including any insurance obtained by Landlord), and Tenant shall be entitled to select the insurance provider based on such bids. In addition, Landlord shall not acquire any insurance that has a deductible in excess of Ten Thousand Dollars ($10,000) without Tenants's prior written consent.

(d) GENERAL INSURANCE PROVISIONS.

     (i) Any insurance which Tenant is required to maintain under this Lease shall include a provision which requires the insurance carrier to give Landlord not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.
     (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if any such policy is canceled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.
     (iii) Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may change from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.
     (iv) Unless prohibited under any applicable insurance policies maintained, Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of




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such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

Section 4.05. LATE CHARGES. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after written notice from Landlord that such payment is overdue, Tenant shall pay Landlord a late charge equal to five percent (5%) of the overdue amount and remit the overdue amount within three (3) business days. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment.

Section 4.06. INTEREST ON PAST DUE OBLIGATIONS. Any amount owed by Tenant to Landlord which is not paid after written notice from Landlord that such payment is overdue shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

ARTICLE FIVE: USE OF PROPERTY

Section 5.01. PERMITTED USES. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

Section 5.02. MANNER OF USE. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain any pay for all permits, including a Certificate of Occupancy, required for Tenant's occupancy of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

                       SEE ADDENDUM TO LEASE, PARAGRAPH 4

Section 5.03. HAZARDOUS MATERIALS. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Property by Tenant, its agents, employees, contractors, subleasees or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may reasonably determine to be relevant in determining whether to grant or withhold consent to Tenant's proposed activity with respect to Hazardous Material. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks on the Property. Notwithstanding anything to the contrary contained in this Lease, Landlord acknowledges that Tenant will be operating a distribution and warehouse facility at the Property, and Tenant shall be entitled to bring upon, use and store on and in the Property normal amounts of Hazardous Materials (including, but not limited to, fuel for forklift trucks, cleaning compounds and other products used in the normal course of Tenants business) without Landlord's prior consent provided that Tenant shall use all such Hazardous Materials in compliance with all applicable laws.

Section 5.04. SIGNS AND AUCTIONS. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

Section 5.05. INDEMNITY. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant.


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Tenant shall defend Landlord against any such cost, claim or liability at
Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in connection with any such claim (but Landlord shall not settle any claim without Tenant's written consent, which shall not be unreasonably withheld). As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable.

Section 5.06. LANDLORD'S ACCESS. Landlord or its agents may enter the Property at all times reasonable for Tenant's business to show the Property to potential buyers, investors or tenants, or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property. Any such access by Landlord or its agents pursuant to this section, or otherwise, shall only be permitted in accordance with the following:

         (a) Landlord shall give Tenant reasonable prior notice of any desired access (at least one business day in advance, except in case of emergency);

         (b) Any such access shall be strictly in accordance with such security and confidentiality requirements as Tenant may require (including, without limitation the requirement that any person having access be escorted by an employee of Tenant and that any such person sign nondisclosure and confidentiality agreements acceptable to Tenant).

Section 5.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.01. EXISTING CONDITIONS. Tenant accepts the Property in its condition as of the Commencement Date, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord (except as set forth herein) or any Broker with respect thereto.

Section 6.02. EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's negligence or willful misconduct.

Section 6.03. LANDLORD'S OBLIGATIONS. Subject to the provisions of Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall have absolutely no responsibility to repair, maintain or replace any portion of the Property at any time; provided, however, that Landlord shall, at its sole cost, be responsible for any structural repairs or replacements, and for any replacements of the roof or roof membrane, building foundations, exterior walls or buried utility lines outside of the building. Tenant, however, shall be responsible for normal roof repairs after the initial ten (10) years of the Lease (from the Commencement Date). Tenant waives the benefit of any present or future law, which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease due to the condition of the Property.

Section 6.04. TENANT'S OBLIGATIONS.

   (a) Except as provided in Section 6.03, Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, and landscaped areas, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed), subject to normal wear and tear. If any portion of the Property or any system or equipment in the Property which Tenant is obliged to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term may be extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended) and shall receive a refund from Landlord for any portion after the Lease term. Tenant shall maintain a preventive


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maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, and fully operative condition subject to normal wear and tear.

     (b)  Tenant shall fulfill all of Tenant's obligations under this Section
6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, within thirty (30) days after written notice from Landlord, Landlord may, upon ten (10) days' prior written notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair immediately upon demand.

Section 6.05.  ALTERATIONS, ADDITIONS, AND IMPROVEMENTS.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, (which consent shall not be unreasonably withheld) except for non-structural alterations and miscellaneous cabling (data, phone, etc.) which do not adversely affect the building systems and which are not visible from the outside of any building of which the Property is part. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

Section 6.06. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received (with such alterations as Landlord shall have approved, if approval is required or for which approval was not required) except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may, if Landlord so notifies Tenant at the time of granting initial consent, require Tenant to remove any alternations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Tenant does not remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's machinery, trade fixtures, or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery, trade fixtures, or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) with Landlord's prior written consent: lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.01    PARTIAL DAMAGE TO PROPERTY.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall repair the damage as soon as reasonably possible. Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire costs of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b) Landlord may elect either to (i) repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within twenty (20) business days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by


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Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within (10) days after receiving Landlord's termination notice.

      (c) If the damage to the Property occurs during the last twelve (12) months of the Lease Term and such damage will require more than sixty (60) days to repair, and Tenant has not elected to re-new this Lease, either Landlord or Tenant may elect to terminate this Lease as of the date damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within twenty (20) days after Tenant's notice to Landlord of the occurrence of the damage.

Section 7.02. SUBSTANTIAL OR TOTAL DESTRUCTION. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 7.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate as of the date the destruction occurred. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within twenty (20) business days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant, Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

Section 7.03. TEMPORARY REDUCTION OF RENT. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

Section 7.04. WAIVER. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than twenty percent (20%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). However, Landlord shall not be entitled to terminate this Lease if Tenant certifies that the Property is still usable for Tenant's business. If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease (if Tenant does not pay the difference) or make such repair at Landlord's expense.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.01. LANDLORD'S CONSENT REQUIRED. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of tenant, without Landlord's prior written consent as provided in Section
9.02 below. Landlord has the right to grant or reasonably withhold its consent as provided in Section 9.05 below. Any attempted transfer without consent shall be void and shall constitute a non-curable breach of this Lease. Landlord acknowledges that Tenant is a publicly traded corporation, and Landlord agrees that the transfer of any stock in Tenant (whether or not a controlling interest) shall not require Landlord's prior consent.

Section 9.02. TENANT AFFILIATE. Tenant may assign this Lease or sublease the Property, without Landlord's consent, to any corporation or other entity which controls, is controlled by or is under common control with Tenant, or to


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any corporation or other entity resulting from the merger of or consolidation with Tenant ("Tenant's Affiliate"). In such case, any Tenant's Affiliate shall assume in writing all of Tenant's obligations under this Lease. The Tenant may also assign this Lease to any entity that acquires all or, substantially all, of Tenant's assets, provided that any such transferee shall assume in writing all of Tenant's obligations under this Lease.

Section 9.03. NO RELEASE OF TENANT. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

Section 9.04. OFFER TO TERMINATE. If Tenant desires to assign the Lease or sublease the Property, Tenant shall have the right to offer, in writing, to terminate the Lease as of a date specified in the offer. If Landlord elects in writing to accept the offer to terminate within twenty (20) days after notice of the offer, the Lease shall terminate as of the date specified and all the terms and provisions of the Lease governing termination shall apply. If Landlord does not so elect, the Lease shall continue in effect until otherwise terminated and the provisions of Section 9.05 with respect to any proposed transfer shall continue to apply.

Section 9.05. LANDLORD'S CONSENT.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord reasonably deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and creditworthiness of the proposed assignee or subtenant; and (iii) Tenant's compliance with all of its obligations under the Lease. If Landlord objects to a proposed assignment solely because of the net worth and or creditworthiness of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b) If Tenant assigns or subleases, the following shall apply:

          (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty
(30) days after the transaction documentation is signed, and Landlord may inspect Tenant's publicly-available books and records with respect to such transaction to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

Section 9.06. NO MERGER. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.01. COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

Section 10.02. DEFAULTS. Tenant shall be in material default under this Lease:

     (a) If Tenant abandons the Property in excess of thirty (30) days while Tenant is in default (beyond applicable notice and cure periods) of a monetary obligation of the Lease;

     (b) If Tenant fails to pay rent or any other charge within ten (10) days after written notice from Landlord that

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
said payment is overdue;

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) day period and thereafter diligently pursues its completion. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (d)(i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within thirty (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.


     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless expressly provided, no guaranty of the Lease is revocable.

Section 10.03. REMEDIES. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without further notice of demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have;

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including (i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; and
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorney's fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of
(i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due;

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

Section 10.04. REPAYMENT OF "FREE" RENT. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated
Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

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Section 10.06. CUMULATIVE REMEDIES. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

ARTICLE ELEVEN: PROTECTION OF LENDERS

Section 11.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute such further documents and assurances as such lender may require, provided that Tenant's monetary obligations under this Lease shall not be increased in any way and Tenant's contractual obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Notwithstanding the foregoing, Landlord agrees that Landlord shall cause to be delivered to Tenant a non-disturbance agreement from Landlord's lender ("Lender"), if any, within thirty (30) days of the Commencement Date, pursuant to which the Lender shall agree that in event of a foreclosure or deed in lieu thereof it shall not disturb Tenant's possession under this Lease so long as Tenant pays the rent and performs all of its obligations hereunder and is not otherwise in default. If a non-disturbance agreement is not timely delivered, Tenant may terminate this Lease within fifteen (15) days thereafter. The non-disturbance agreement shall be in a commercially reasonable form and subject to Tenant's reasonable approval.

Section 11.02. ATTORNMENT. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

Section 11.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

Section 11.04. ESTOPPEL CERTIFICATES.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i)that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) to the best of its knowledge that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may reasonably require. Tenant shall deliver such statement to Landlord within ten
(10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

     (b) If Tenant does not deliver such statement to Landlord within such ten
(10)-day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord: (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

Section 11.05 TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such publicly-available financial statements as Landlord reasonably requires to verify the



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net worth of Tenant or any assignee, of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any publicly-available financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE TWELVE: LEGAL COSTS

Section 12.01. LEGAL PROCEEDINGS. If any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord.

Section 12.02. LANDLORD'S CONSENT. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (ASSIGNMENT AND SUBLETTING), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.01. NON-DISCRIMINATION. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

Section 13.02. LANDLORD'S LIABILITY; CERTAIN DUTIES.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30)-day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property (and any proceeds thereof), and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

Section 13.03. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this lease, which shall remain in full force and effect.

Section 13.04. INTERPRETATION. the captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

Section 13.05. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.06. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

Section 13.07. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.08. NO RECORDATION. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease fees (including the right of first refusal to purchase as set forth in the Addendum) executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording.

Section 13.09. BINDING EFFECT; CHOICE OF LAW. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

Section 13.10. CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

Section 13.11. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

Section 13.12. FORCE MAJEURE. If Landlord or Tenant cannot perform any of its obligations (except Tenant is still obligated for any and all financial obligations and covenants under this Lease from the Commencement Date) due to events beyond such party's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond the party's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

Section 13.13. EXECUTION OF LEASE. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.14. SURVIVAL. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

ARTICLE FOURTEEN: BROKERS

Section 14.01. BROKER'S FEE. Per Separate Agreement (executed December 1, 1998).

Section 14.02. PROTECTION OF BROKERS. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

Section 14.03. BROKER'S DISCLOSURE OF AGENCY. Landlord's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Landlord's Broker acting in this transaction as the agent of (check one):

[ ] Landlord exclusively; or
[X] both Landlord and Tenant.

Section 14.04. NO OTHER BROKERS. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.

Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialed all Riders which are attached to or incorporated by reference in this Lease.

                                   "LANDLORD"

Signed on December 18, 1998        Panattoni Development Company
          -----------              --------------------------------------
at Sacramento, CA                  By:  /s/ Carl D. Panattoni
                                      -----------------------------------
                                        Carl D. Panattoni

                                   Its:  Partner
                                       ----------------------------------

                                   By:  /s/ James R. Carlsen
                                      -----------------------------------
                                        James R. Carlsen

                                   Its: Partner
                                       ----------------------------------


                                   "TENANT"

Signed on December 16, 1998        Amazon.com, Inc.
          -----------              --------------------------------------
at Seattle WA                      By: /s/ Alan Caplan
                                      -----------------------------------

                                   Its:  VP
                                       ----------------------------------
                                   By:
                                      -----------------------------------

                                   Its:
                                       ----------------------------------


IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.

                               ADDENDUM TO LEASE

                                 BY AND BETWEEN

             PANATTONI DEVELOPMENT COMPANY OR ASSIGNEE, "LANDLORD"

                                      AND

                           AMAZON.COM, INC. "TENANT"

Base Rent

The Base Rent on a "Triple Net - NNN" basis is shown below. In addition to Base Rent, Tenant shall be responsible for the Other Periodic Payments as set forth in Section 1.12(b) of the Lease.

          Months 1  - 30:       $114,745 per month

          Months 31 - 60:       $120,483 per month

          Months 61 - 90:       $126,507 per month

          Months 91 - 120:      $132,833 per month


Security Deposit
----------------

Tenant shall pay a security deposit of $247,578 upon execution of the Lease that will be applied by Landlord as follows:

$114,745 (one months rent) to be applied to the Month 1 Base Rent, and $132,833 to be retained as a security deposit.

Said security deposit shall be increased in the event of expansion pursuant to Paragraph 6 below in an amount equal to one month's rent for the expansion premises.

Lease Term

The Lease Term shall commence on the Commencement Date (as defined below) and end on the day immediately preceding the tenth (10th) anniversary of the Commencement Date.

As used herein the "Commencement Date" shall mean the date on which all of the following shall have occurred: Landlord shall have acquired fee simple title to the Property from The Stanley Works pursuant to that certain in Purchase Agreement and Escrow Instructions dated November 30, 1998 ("Purchase Agreement"), and shall have delivered to Tenant reasonable documentation to confirm that the acquisition under the Purchase Agreement has occurred and that the existing lease and mortgage documents entered into by Bank One Trust Company as trustee for the TSW Nevada Trust under recording numbers 203108 and 203109, respectively, have been terminated and fully discharged.

Landlord shall use its "best efforts" to cause the Commencement Date to occur by January 5, 1999 or otherwise as soon as possible thereafter. If after using its best efforts Landlord, for any reason, fails or is unable to cause the Commencement Date to occur by January 29, 1999, the Landlord or Tenant may terminate this Lease upon written notice to the other party given within thirty (30) days thereafter (but given prior to the date on which Landlord causes the Commencement Date to occur).

Property Improvements

The Property shall be purchased and leased in "AS-IS" condition, subject to the expansion option set forth below. Except as otherwise set forth in the Lease (including the exhibits thereof), Landlord makes no representation to Tenant relative to the absence or presence of hazardous material or to the condition and suitability of the Property for Tenant's use.

Right of First Refusal

If during the term of the lease, Landlord receives a bona fide offer for the purchase of the Property (or any portion thereof) which Landlord desires to accept, Landlord shall give written notice to Tenant thereof (the "Offering Notice") to Tenant. The Offering Notice shall contain:

a) The name and address of the proposed purchaser;

b) A copy of the terms and conditions of the offer; and

c) An offer to sell the Property (or such portion) to Tenant in preference to the proposed purchaser and upon the same terms and conditions in the Offering Notice.

Tenant shall be entitled to agree to purchase the Property by giving written notice thereof to Landlord within ten (10) business days after receipt of the Offering Notice, in which case the parties will use good faith efforts to close the transaction within 90 days thereafter. If Tenant fails to deliver notice within such ten (10) business day period, Landlord shall have the right to complete the sale of the offered Property to the proposed purchaser under the terms and conditions set forth in the Offering Notice. If the terms and conditions of the such sale change, Landlord shall submit another Offering Notice to Tenant setting forth in detail the changes in such sale, which Tenant may accept in accordance with this paragraph 5. Any purchaser of the Property (other than Tenant) shall hold the Property subject to the provisions of this Lease, including Tenant's first right of refusal described in paragraph 5, to the same force and effect as if such purchaser had been the Landlord in the Lease.

Option to Expand

     6.1 Option: For the first 36 months of the Lease Term, Tenant shall have the right to require Landlord to expand the facility to approximately 530,000 square feet (or the maximum size permitted on the existing site) in approximately the area shown as the Expansion Land on Exhibit A ("Expansion Land"). Tenant shall provide Landlord with 6 months of their intent to expand, prior to the conclusion of the 30th month of the Lease. If Tenant exercises the expansion option, Landlord shall cause the expansion to be completed in accordance with applicable laws and available for Tenant's occupancy within six months after Tenant's notice ("Expansion Completion Date"). In the event that the Tenant does not exercise the expansion option, the option shall expire, a parcel split shall occur, at Landlord's cost, and, commencing on the 36th month of the Lease Term, the Expansion Land shall no longer be part of the Property and the Landlord shall assume responsibility for the excess land, which is estimated to be approximately
     10.69 acres (valued at $582,070 - $1.25 psf). In such event, at the 36th month, Tenant's Base Rent shall be decreased by $5,093 per month ($582,070 x 10 1/2%/ 12). Alternatively, Tenant shall have the right (but shall not be required) to continue leasing the Expansion Land per the terms of the Lease. In the event of expansion, and provided the expansion space is ready for occupancy by the Expansion Completion Date, the Lease Term shall be extended ten (10) years from the Expansion Completion Date and the rental rate shall be adjusted as follows:

     6.2 Expansion Rent: In the event that the notice to expand is provided during the first 15 months of the lease term, the additional monthly rent shall equal the actual cost of expansion (including all hard and soft costs but excluding land acquisition costs), multiplied by a factor of 10 1/2% and divided by 12 months. In the event that the notice to expand is provided during the second 15 months of the Lease Term, the return factor shall be 11%. The rent shall be subject to the same escalations as set forth above. Prior to commencement of construction, Landlord and Tenant shall work together to develop a mutually approved site plan, construction specifications and a final budget for the expansion. The cost of the project shall be determined on an "open book basis", with Landlord obtaining at least three competitive bids from qualified general contractors. The construction contract for the expansion shall contain a fixed price or a guaranteed maximum price, and such contract shall be subject to Tenant's reasonable approval. All change orders, and any other revisions to the project that would change the fixed price or guaranteed maximum price, shall also be subject to Tenant's reasonable approval. There will be no development fee included in the project cost.

     If for any reason whatsoever (other than Tenant's willful default), the expansion space is not ready for Tenant's occupancy by the date that is three (3) months after the Expansion Complete Date, Tenant shall have the option to a) terminate this Lease, b) require Landlord to pursue completion of the expansion or c) to cause Landlord to cause the parcel split to occur in accordance with Paragraph 6.1 and terminate this Lease with respect to the Expansion Land.

Renewal Options

Tenant will have two (2) renewal options of five (5) years each. Tenant shall provide Landlord with at least nine (9) months prior written notice in the event that it elects to renew the Lease Term. The rental rate during the option periods will be the market rent at the time of extension as determined by good faith negotiation or arbitration if necessary. In no event will the rent be less than the Base Rent in effect at the end of the original Lease Term or previous extension period. The established Base Rent shall be subject to 5% increases every thirty (30) months.

The Base Rent during each renewal period will be equivalent to the then current market rate for comparable space in the Nevada Pacific Industrial Park, Lyon County, Nevada ("Market Rate"). The Market Rate shall not include the value of any of Tenant's equipment, machinery or personal property installed or located in or on the Property. In the event Landlord and Tenant are unable to agree upon the Market Rate within thirty (30) days of Tenant's notice of renewal to Landlord, then the Base Rent shall be decided by independent appraisal in accordance with the terms of this Paragraph 7. Landlord and Tenant shall each contract for an independent appraisal, which shall begin by no later than sixty
(60) days following notice from Tenant to renew. Each appraiser selected shall be a real estate appraiser with an MAI certification or a real estate broker, with at least five years of experience appraising or leasing building space comparable to the Property in the region where the Property is located. The appraisers shall convene in the city or county in which the Property is located as soon as practical and offer Landlord and Tenant an opportunity to present their cases. Each party shall be responsible for the cost, charges and fees of its appointed appraiser and the parties shall share equally in the costs, charges and fees of the third appraiser, if needed. In the event either party fails to appoint an appraiser, then the party who chose an appraiser shall have that appraiser make the determination. If two appraisers are chosen but the two appraisers fail to select a third appraiser within the time required by this section, upon application of either party, the appraiser shall be appointed by the then presiding judge of the district court and/or presiding trial court of the state and county in which the Property is located.

Each appraiser shall have thirty (30) days to determine the Market Rate, which shall take into consideration any retrofit costs or interior improvements to bring the space to a shell state and shall also include any applicable lease commissions. If with fifteen (15) days after determining the Market Rate, the two appraisers cannot agree but the high appraisal is within 10% of the lower of the two appraisals, then the two appraisals shall be averaged and the resulting amount shall be the Market Rate. If within fifteen (15) days after determining the Market Rate the two appraisers cannot agree and their appraisals are more than 10% apart, then both appraisers shall, within fifteen
(15) days, appoint a third appraiser to review each appraisers report. This third appraiser shall examine the reports and conclusions from each of the other two appraisers and conclude the Market Rate. Landlord and Tenant agree to abide by such findings and award, whether determined by the agreement of each of the appraiser's selected by Landlord and Tenant or by the third appraiser. This procedure shall be repeated again for the second option period no later than sixty (60) days after receiving Tenant's notice to renew.

Contingencies

This Lease is strictly conditioned upon the completion of a standard due diligence study of the subject property to be conducted by Landlord and approved by Tenant. Said due diligence shall include (a) an environmental review of the property, (b) a physical examination and study of the condition of the building and parking lot, and (c) a review of the title matters associated with the property, and all materials shall be sent to Tenant for review. Either Landlord or Tenant may cancel this lease in writing on or before December 23, 1998 pursuant to this paragraph. If neither party cancels this lease in writing pursuant to this Paragraph 8 by December 23, 1998, then this Paragraph 8 shall be of no further force or effect.

Commissions

Landlord shall pay Wilma Warshak of Colliers International a leasing commission per the terms of a separate agreement. No commissions will be paid relative to the Property purchase by Landlord (or assignee) from The Stanley Works.

Adherence to CC&R's

Tenant agrees to adhere to all requirements of the Conditions, Covenants and Restrictions recorded by the Nevada Pacific Industrial Park in the County of Lyon, State of Nevada set forth in documents recorded under recording numbers 194617 and 226155.

Improvements Required By Code

In accordance with provisions of this lease, in the event the County, responsible fire department, or any other governmental agency or entity with jurisdictional authority, requires additional improvements to the building due to Tenant's use, such improvements, and any and all associated costs, shall be at the sole expense and coordination of Tenant, unless otherwise mutually agreed.

Use of Forklifts

Tenant shall be responsible for repair to all damaged areas to concrete or paved areas from any cause whatsoever (other than Landlord's willful negligence or willful misconduct) including, but not limited to, the use of solid forklift tires.

THIS ADDENDUM IS UNDERSTOOD AND AGREED UPON BY:


LANDLORD: PANATTONI DEVELOPMENT COMPANY

          By:  /s/ CARL D. PANATTONI         12/18/98
               -------------------------     ----------
                   Carl D. Panattoni         Date
                   Partner


          By:  /s/ JAMES R. CARLSEN          12-18-98
               -------------------------     ----------
                   James R. Carlsen          Date
                   Partner


TENANT:   AMAZON.COM, INC.


          By:  /s/ ALAN CAPLAN               12/17/98
               -------------------------     ----------
          Its: Vice President                Date
               -------------------------
          By:
               -------------------------     ----------
          Its:                               Date
               -------------------------

                           HAZARDOUS MATERIALS RIDER

                                   Amazon.com

Tenant shall (i) not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord (which consent Landlord shall not unreasonably withhold or delay as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws relating to any such Hazardous Material so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises by Hazardous Material or otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution on value of the Premises, damages for the loss or restrictions on use of rentable or usable space or any amenity of the Premises, damages arising from any adverse impact on marketing of the Premises, and reasonable sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the lease term as a result of such contamination. The indemnification set forth herein shall run to the benefit of any bank or other lender to which Landlord or Landlord's successors and assigns may grant a security interest in the Property and or assigns may grant a security interest in the Property and or the Premises. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises caused or permitted by Tenant, its agents, employees, contractors or invitees. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises. Notwithstanding anything to the contrary contained in this Lease, Landlord acknowledges that Tenant will be operating a distribution and warehouse facility at the Property, and Tenant shall be entitled to bring upon, use and store on and in the Property normal amounts of Hazardous Materials (including, but not limited to, fuel for forklift trucks, cleaning compounds and other products used in the normal course of Tenant's business) without Landlord's prior consent, provided that Tenant shall use all such Hazardous Materials in compliance with all applicable laws.

Landlord represents that to the best of its knowledge, after due investigation, it is not aware of the existence of any Hazardous Material or related environmental concerns at, in, under or concerning the Property or any adjacent property "other than what is stated in the Phase I report completed by Landlord and presented to Tenant prior to December 23, 1998. Furthermore, Landlord shall indemnify Tenant for any breach of this representation.

As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Nevada or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7,

(viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317); (ix) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et. seq. (42 U.S.C. Section 6903); (x) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601); or (xi) or any substance requiring remediation under any federal, state, municipal or other governmental statute, ordinance, rule, regulation or policy.

AGREED BY:

                                   ("TENANT")

TENANT:                AMAZON.COM, INC.

BY:  /s/ ALAN CAPLAN                      DATE:   12/16/98
   -------------------------                  ------------------------

ITS:        VP
    ------------------------

BY:  /s/ JOY D. COVEY                     DATE:
   -------------------------                   -----------------------

ITS:     VP & CFO
    ------------------------

                                  ("LANDLORD")

LANDLORD:        PANATTONI DEVELOPMENT COMPANY

BY: /S/ CARL D. PANATTONI                 DATE:   12/18/98
   -------------------------                  ------------------------
   CARL D. PANATTONI
   PARTNER


BY: /S/ JAMES R. CARLSEN                  DATE:   12/18/98
   -------------------------                  ------------------------
   JAMES R. CARLSEN
   PARTNER

                                                           EXHIBIT  A - p.1 OF 2

                                  [SITE PLAN]

                                                            EXHIBIT A - p.2 of 2

                               LEGAL DESCRIPTION

A parcel of land situate in Section 7, T 20 N, R 25 E, M.D.B.& M., Fernley, Lyon County, Nevada, and more particularly described as follows:

Beginning at a point from which the East 1/4 corner of said Section 7 bears North 36 degrees 49'30" East a distance of 979.88 feet, thence South 10 degrees 21'00" East a distance of 1026.73 feet, thence South 79 degrees 39'00" West a distance of 1048.95 feet, thence South 84 degrees 19'48" West a distance of
257.38 feet, thence South 79 degrees 39'00" West a distance of 300.25 feet, thence along a tangent circular curve to the right with a radius of 21.00 feet and a central angle of 90 degrees 00'00" an arc length of 32.99 feet, thence North 10 degrees 21'00" West a distance of 291.96 feet, thence along a tangent circular curve to the right with a radius of 510.82 feet and a central angle of 24 degrees 57'14" an arc length of 222.48 feet, thence North 14 degrees 36'14" East a distance of 88.54 feet, thence along a tangent circular curve to the left with a radius of 530.00 feet and a central angle of 14 degrees 36'27" an arc length of 135.12 feet, thence North 00 degrees 00'12" West a distance of
217.84 feet, thence along a tangent circular curve to the right with a radius of 31.00 feet and a central angle of 90 degrees 00'00" an arc length of 48.69 feet, thence North 89 degrees 59'48" East a distance of 193.54 feet, thence along a tangent circular curve to the left with a radius of 530.00 feet and a central angle of 10 degrees 20'48" an arc length of 95.71 feet, thence north
79 degrees 39'00" East a distance of 429.23 feet, thence along a tangent circular curve to the left with a radius of 1030.00 feet and a central angle of 06 degrees 20'56" an arc length of 114.13 feet, thence North 73 degrees 18'04" East a distance of 600.60 feet to the point of beginning.

Said parcel as further delineated on Lyon County Record for Survey for Boundary Line Adjustment, recorded on May 6, 1996 as Document No. 193018.

EXCEPTING THEREFROM, the subsurface rights of geothermal resources underlying all the herein described property in accordance with the terms and conditions of that certain Real Property Purchase/Sales Agreement between James R. Johnson etux etal, and Johnson Development Co., a partnership, dated April 22, 1978, as Disclosed in the Deed from James R. Johnson etux etal and Johnson Development Co., a partnership, recorded in the Official Records of Lyon County, Nevada on September 1, 1978, as Document No. 40192.

                                FIRST AMENDMENT
                           TO SINGLE-TENANT NET LEASE
                            DATED DECEMBER 14, 1998
                                 BY AND BETWEEN
                      PANATTONI CARLSON RIEGER, "LANDLORD"
                                      AND
                              AMAZON.COM, "TENANT"

     To the extent of any inconsistencies or contradictions between the terms and conditions of the Lease and this Amendment, the terms and conditions contained herein shall supersede and take precedence over those contained in the Lease.

     The parties above acknowledge and hereby agree that the Lease as referenced above, the Lease Riders, the Addendum and the Exhibits attached thereto are hereby amended as follows:

     1. SECTION 1.05. LEASE TERM: Ten (10) years commencing on January 7, 1999 and ending on January 6, 2009.

     The parties have executed this Amendment as of the dates signed below.


LANDLORD:                               TENANT:

Panattoni Carlsen Rieger                Amazon.com


By:  /s/ CARL D. PANATTONI              By:  /s/ ALAN CAPLAN
   -------------------------               -----------------------------------
         Carl D. Panattoni                       Allan Caplan

Its:  Partner                           Its:  Vice President & General Counsel
    ------------------------                ----------------------------------

Date:   1-22-99                         Date:   1/14/99
     -----------------------                 ---------------------------------


By:  /s/ JAMES R. CARLSEN
   -------------------------
         James R. Carlsen

Its:  Partner
    ------------------------

Date:   1-25-99
     -----------------------


By:  /s/ JACKLYN L. RIEGER
   -------------------------
         Jacklyn L. Rieger

Its:  Partner
    ------------------------

Date:   1-22-99
     -----------------------